        September 9, 2005

U.S.     Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

      Re: The Prudential Discovery Premier Group Variable Contract Account
            File No.811-09799

            Discovery Premier Group Retirement Annuity
            File No. 333-95637

Dear Commissioners:

        On behalf of Prudential Insurance Company of America and Prudential Discovery Premier Group Variable Contract Account (the “Account”), we hereby submit pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (the “Act”), that the Account’s semi-annual report for the period ending June 30, 2005 has been transmitted to contract owners in accordance with Rule 30e-2(a) under the Act.

        In addition to information transmitted herewith, we incorporate by reference the following annual reports with respect to the following specific portfolios: AIM V.I. Dynamics Fund, AIM V.I. Government Securities Fund, AIM V.I. International Growth Fund, AIM V.I. Premier Equity Fund, AllianceBernstein Growth and Income Portfolio, AllianceBernstein Large Cap Growth Portfolio, AllianceBernstein Small Cap Growth Portfolio, American Century VP Income & Growth Portfolio, Credit Suisse Mid-Cap Growth Portfolio, Davis Value Portfolio, Delaware VIP Emerging Markets Series, Dreyfus Socially Responsible Growth Fund, Franklin Small-Mid Cap Growth Securities Fund, Templeton Foreign Securities Fund, Janus Mid Cap Growth Portfolio, Janus Growth and Income Portfolio, Janus Worldwide Growth Portfolio, MFS Research Bond Series, MFS Emerging Growth Series, MFS Investors Growth Stock Series, MFS Investors Trust Series, MFS Total Return Series, Premier VIT Short Term Fund, T. Rowe Price Equity Income Portfolio, and portfolios of The Prudential Series Fund, Inc.: Conservative Balanced, Diversified Bond, Equity, Flexible Managed, Global, Government Income, High Yield Bond, Money Market, Jennison, Small Capitalization Stock, Stock Index, Prudential Value and Jennison 20/20 Focus.

1.       Filer/Entity:          AIM Variable Insurance Funds
         Registration No.:      811-07452
         CIK No.:               0000896435
         Accession No.:         0001193125-05-174639
         Date of Filing:        08/25/2005

2.       Filer/Entity:          AllianceBernstein Variable Products Series
         Registration No.:      811-05398
         CIK No.                0000825316
         Accession No.:         0000936772-05-000177
         Date of Filing:        08/29/2005

3.       Filer/Entity:          American Century Variable Portfolios
         Registration No.:      811-05188
         CIK No.                0000814680
         Accession No.:         0000814680-05-000021
         Date of Filing:        08/18/2005

4.       Filer/Entity           Credit Suisse Trust
         Registration No.:      811-07261
         CIK No.                000941568
         Accession No.:         0000891804-05-002644
         Date of Filing:        09/01/2005

5.       Filer/Entity:          Davis Variable Account Fund, Inc.
         Registration No.:      811-09293
         CIK No.                0001084060
         Accession No.:         0001084060-05-000014
         Date of Filing:        08/23/2005

6.       Filer/Entity:          Delaware VIP Trust
         Registration No.:      811-05162
         CIK No.                0000814230
         Accession No.:         0000950116-05-002917
         Date of Filing:        08/29/2005

7.       Filer/Entity:          The Dreyfus Socially Responsible Growth Fund, Inc.
         Registration No.:      811-07044
         CIK No.:               0000890064
         Accession No.:         0000890064-05-000013
         Date of Filing:        08/17/2005

8.       Filer/Entity:          Franklin Templeton Variable Insurance Products Trust
         Registration No.:      811-05583
         CIK No.:               0000837274
         Accession No.:         0001193125-05-175992
         Date of Filing:        08/29/2005

9.       Filer/ Entity:         Janus Aspen Series
         Registration No.:      811-07736
         CIK No.                0000906185
         Accession No.:         0001104659-05-041255
         Date of Filing:        08/25/2005

10.      Filer/Entity           MFS Variable Insurance Trust
         Registration No.:      811-08326
         CIK No.                0000918571
         Accession No.:         0000950156-05-000315
         Date of Filing:        08/26/2005

11.      Filer/Entity           Premier VIT
         Registration No.:      811-08512
         CIK No.                0000923185
         Accession No.:         0001104659-05-043142
         Date of Filing:        09/07/2005

12.      Filer/Entity           T. Rowe Price Equity Series, Inc. - Equity Income Portfolio
         Registration No.:      811-07143
         CIK No.:               0000918294
         Accession No.:         0000918294-05-000036
         Date of Filing:        08/29/2005

13.      Filer/Entity           The Prudential Series Fund, Inc.
         Registration No.:      811-03623
         CIK No.                0000711175
         Accession No.:         0001193125-05-178005
         Date of Filing:        08/31/2005

If you have any questions regarding this filing, please contact me at (973) 802-6997.

Sincerely,

/s/C. Christopher Sprague

C. Christopher SpragueVice
President and Corporate Counsel